UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2020

Coupa Software Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-37901	20-4429448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street
San Mateo, CA 94402
(Address of principal executive offices, including zip code)
650-931-3200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COUP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On October 5, 2020, the board of directors (“Board”) of Coupa Software Incorporated (“Company”), at the recommendation of its Nominating and Governance Committee, increased the authorized number of directors from six to seven and appointed Michelle Brennan to fill the resulting vacancy. In accordance with the relevant rules prescribed by the bylaws, the newly created Board seat was apportioned to Class I, which previously had only one seat. As a Class I director, Ms. Brennan will serve for a term that will continue until the date of the Company’s 2023 annual meeting of stockholders, and until the election and qualification of her successor. Upon the effectiveness of these changes, the Board is now comprised of (a) two Class I directors (whose term will expire at the 2023 annual meeting), (b) two Class II directors (whose term will expire at the 2021 annual meeting) and (c) three Class III directors (whose term will expire at the 2022 annual meeting).
Upon her appointment to the Board on October 5, 2020, Ms. Brennan automatically received an award of restricted stock units (“RSUs”) to acquire 413 shares of the Company’s common stock (“Common Stock”) under the Company’s 2016 Equity Incentive Plan (“Plan”), as prescribed by the Compensation Program for Non-Employee Directors (“Program”) previously adopted by the Board. Subject to her continued service on the Board, the RSU award will vest in full on the earliest to occur of (a) the Company’s next regular annual meeting of stockholders, (b) the one-year anniversary of the date of grant, or (c) a Change in Control (as defined in the Plan).
The Board has determined that Ms. Brennan qualifies as an independent director under the applicable listing standards of the Nasdaq Stock Market. Ms. Brennan is not currently being named to any Board committees, but she will be considered for such appointments in the future. Ms. Brennan does not have a direct or indirect interest in any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupa Software Incorporated

By:	/s/ Jon Stueve
Jon Stueve
Dated: October 6, 2020	Senior Vice President, General Counsel & Secretary